EXHIBIT 4.1


Number                                                                 Shares

                              GLOBALOCK CORPORATION

              Incorporated under the laws of the state of Delaware

                                  Common Stock

                                                            CUSIP 37937M 10 1

This Certifies that:


is owner of

Fully Paid and Non-Assessable Shares of Common Stock of $.001 Par Value Each of

                              GLOBALOCK CORPORATION

Transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended.
This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                    Countersigned and Registered:

                                          Transecurities International, Inc.
                                          Spokane, WA
                                          Transfer Agent and Registrar

                                          By:
                                              ----------------------------------
                                              Authorized Signature

                                 Corporate Seal


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Secretary                                     President

Back Page:

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT  ______Custodian_______
TEN ENT - as tenants by the entireties                    (Cust)        (Minor)
JT TEN - as joint tenants with rights              under Uniform Gifts to Minors
             Of survivorship and not as            Act _____________________
             Tenants in common                                (State)

         Additional abbreviations may also be used though not in the above list.


         For Value Received, _______________ hereby sell, assign and transfer unto

Please insert social security or other
Identifying number of Assignee

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  (please print or typewrite name and address, including zip code, of assignee)

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                                                                          Shares
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Of the stock represented by the within  Certificate,  and do hereby  irrevocably constitute and appoint

                                                                        Attorney
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To transfer  the said stock on the books of the within  named  Corporation  with full power of substitution in the premises.

Dated
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                                            ------------------------------------
                                            Notice:   The   signature   to  this
                                            assignment  must correspond with the
                                            name as written upon the face of the
                                            certificate  in  every   particular,
                                            without alteration or enlargement or
                                            any change whatsoever.

The corporation will furnish to any stockholder, upon request and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class and series authorized to be issued, so far as the same have been determined, and of the authority, if any, of the Board to divide the shares into classes or series and to determined and change the relative rights, preferences and limitations of any class or series. Such request may be made to the secretary of the corporation or to the transfer agent named on this certificate.


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The signature to the assignment  must correspond to the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a commercial bank or trust company or a member firm of a national or regional or other recognized stock exchange in conformance with a signature guarantee medallion program.

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